                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                         Date of Report - April 26, 2001


                               SUN BANCORP, INC.
              (Exact Name of Registrant as Specified in its Charter)

         Pennsylvania                 0-14745                23-2233584
  ----------------------------     ------------       ----------------------
  (State of Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)            File Number)       Identification Number)


         2-16 South Market Street
         Selinsgrove, Pennsylvania                                 17870
  ----------------------------------------                       ----------
  (Address of Principal Executive Offices)                       (Zip Code)


     Registrant's Telephone Number (Including Area Code)  (570) 374-1131
                                                          --------------

                                    N/A
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 1.  Changes in Control of Registrant
         --------------------------------

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
              Not Applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not Applicable.

Item 5.  Other Events.
         -------------

         Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated April 26, 2001, regarding the announcement that the Board of Directors of the Registrant has authorized the repurchase of up to 709,209 shares during 2001, which represents an additional 9.9% of outstanding shares after settlement of the Guaranty Bank, N.A. acquisition which is scheduled for May 31, 2001.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

         Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         Exhibits:

         99 Press Release of Registrant, SUN Bancorp, Inc., dated April 26,
            2001, regarding announcement of authorization to repurchase shares.

Item 8.  Change in Fiscal Year.
         ----------------------

         Not Applicable.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SUN BANCORP, INC.
                                            (Registrant)


Dated:  April 26, 2001                         /s/ Robert J. McCormack
                                           -----------------------------------
                                                  Robert J. McCormack
                                           President & Chief Operating Officer
                                              (Principal Executive Officer)



Dated:  April 26, 2001                         /s/ Jonathan J. Hullick
                                           -----------------------------------
                                                  Jonathan J. Hullick
                                           Exec. VP & Chief Financial Officer
                                               (Principal Financial Officer)